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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) : July 29, 1998

                                 ---------------


                                 OMNICARE, INC.

          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
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
         Delaware                             1-8269                       31-1001351
-----------------------------------   -----------------------------------------------------
  (State or other jurisdiction of       (Commission File Number)         (IRS Employer
           Incorporation)                                             Identification No.)

     50 East River Center Blvd.
             Suite 1530
        Covington, Kentucky                                                   41011
 --------------------------------------                                  ------------
(Address of principal executive offices)                                    (Zip Code)

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                                 (606) 291-6800
          -------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not applicable
         --------------------------------------------------------------
             (Former name or address, if changed since last report)

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Item 5.  Other Events.

        Omnicare, Inc., a Delaware corporation ("Omnicare"), has entered into an Asset Purchase Agreement (the "Purchase Agreement"), dated as of July 29, 1998, among Omnicare, Badger Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Omnicare, Extendicare Health Services, Inc., a Delaware corporation ("Extendicare"), and certain subsidiaries of Extendicare.

        The Purchase Agreement and the Press Release dated July 30, 1998, issued by Omnicare, which are attached as Exhibits 2.1 and 99.1, respectively, are incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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
          (c) Exhibits

               Exhibit No.    Description

               Exhibit 2.1    Asset Purchase Agreement, dated as of
                              July 29, 1998, among Omnicare, Inc., Badger
                              Acquisition Corp., Extendicare Health
                              Services, Inc., and certain subsidiaries of Extendicare Health Services, Inc.

               Exhibit 99.1   Press Release dated July 30, 1998

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                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 OMNICARE, INC.

                                 By: /s/ Cheryl D. Hodges
                                     ---------------------------------------
                                      Name:  Cheryl D. Hodges
                                      Title: Senior Vice President

Date: August 7, 1998


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                                  EXHIBIT INDEX
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

Description           Exhibit No.
------------          ------------
2.1                   Asset Purchase Agreement, dated as of July 29,
                      1998, among Omnicare, Inc., Badger Acquisition
                      Corp., Extendicare Health Services, Inc., and certain subsidiaries of Extendicare Health
                      Services, Inc.

99.1                  Press Release dated July 30, 1998

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                          STATEMENT OF DIFFERENCES
                          ------------------------

  The trademark symbol shall be expressed as............................  'tm'
  The registered trademark symbol shall be expressed as.................   'r'
  The section symbol shall be expressed as..............................  'SS'




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